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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                               May 14, 1998
             Date of Report (Date of earliest event reported)

                             THE LIMITED, INC.
          (Exact name of registrant as specified in its charter)

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           Delaware                  1-8344               31-1029810
 (State of other jurisdiction     (Commission            (IRS Employer
      of incorporation)            File no.)          Identification No.)


                           Three Limited Parkway
                              P.O. Box 16000
                            Columbus, OH 43230
                              (614) 479-7000

                 (Address of principal executive offices)


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Item 5.  Other Events

      On May 14, 1998, The Limited, Inc. announced the successful completion of its offer to exchange up to 43,600,000 shares of Class A common stock, par value $.01 per share, of Abercrombie & Fitch Co., which The Limited owns, for shares of common stock, par value $.50 per share, of The Limited upon the terms and subject to the conditions stated in the Offering Circular-Prospectus dated April 15, 1998. See press release attached as Exhibit 99.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated May 14, 1998



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIMITED, INC.




                                   By: /s/ Kenneth B. Gilman
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                                       Name:  Kenneth B. Gilman
                                       Title: Vice Chairman of the Board
                                              of Directors and
                                              Chief Administrative Officer


May 14, 1998


                               EXHIBIT INDEX


99.1     Press Release dated May 14, 1998